Rahul Sen Gupta
Alte Wollerauerstrasse 36
8832 Wollerau

February 26, 2009

Manas Petroleum Corp
Attn: Chief Executive Officer Erik Herlyn
Bahnhofstrasse 9, PO Box
6341 Baar

Notice of termination of the employment agreement dating February 1, 2008 between Manas Petroleum Corporation (the „Company"), and Rahul Sen Gupta (the „Employee")

Dear Erik,

herewith I resign from my position as a Chief Financial Officer (CFO) of the Company as of February 28, 2009 due to material changes. I am confident that we will find a friendly and mutual termination agreement on the terms and condition of this notice ahead of February 28, 2009.

With warmest regards,

/s/ Rahul Sen Gupta

Rahul Sen Gupta

Herewith I, Erik Herlyn, acting as the Chief Executive Officer of Manas Petroleum Corporation, confirm and accept the receipt of this notice of termination.

__________ __________ __________

Date	Place	Erik Herlyn (Signature)

Rahul Sen Gupta
Alte Wollerauerstrasse 36
8832 Wollerau

February 26, 2009

Manas Petroleum Corporation
Attn: Chief Executive Officer Erik Herlyn
Bahnhofstrasse 9, PO Box
6341 Baar

Ammendment to the Notice with Terms and Condition for the termination of the Employment Agreement dating February 1, 2008

Dear Erik,
Following duties I would take care off, even after my resignation, to allow for a smoth transition and not to harm the company.
1) further follow-up and finishing of the 10-K for and with help from Manas, Deloitte, Contreva and SEC Counsel until the end of March 2009
I further ask for following information and executions:
1) Transfer of my mobile number on my behalf (private) as of End of March 2009
2) coordinate timing and final wording of the 8-K to be filed in conjunction with this notice (according timing suggested by SEC Counsel); applies also for a related press release
3) coordinate communication to employees and affiliates/business partners of Manas who had direct relations ships to me
4) transfer of open salary payments by the end of March 2009 (50% Jan, 100% Feb 09, 100% Mar 09)
5) transfer of pension fund (BVG) to a „Freizügigkeitskonto" on my behalf by the end of March 2009
6) Termination contract by beginning of March 2009
With warmest regards,

/s/ Rahul Sen Gupta
Rahul Sen Gupta

Herewith I, Erik Herlyn, acting as the Chief Executive Officer of Manas Petroleum Corporation, confirm and accept the receipt of this notice of termination.

Date

Place

Erik Herlyn (Signature)